Putnam VT Focused International Equity Fund
The fund's portfolio
3/31/25 (Unaudited)

COMMON STOCKS (97.1%)(a)
	Shares	Value
Banks (8.5%)
AIB Group PLC (Ireland)	932,619	$6,023,983
HDFC Bank, Ltd. (India)	329,259	7,018,553

		13,042,536
Broadline retail (5.5%)
Alibaba Group Holding, Ltd. (China)	375,800	6,217,974
Prosus NV (China)	47,677	2,215,032

		8,433,006
Capital markets (5.1%)
Bolsa Mexicana de Valores SAB de CV (Mexico)	1,909,744	3,171,008
London Stock Exchange Group PLC (United Kingdom)	31,718	4,710,984

		7,881,992
Diversified telecommunication services (6.6%)
Cogeco Communications, Inc. (Canada)	119,246	5,815,423
Liberty Global, Ltd. Class A (United Kingdom)(NON)	374,536	4,310,909

		10,126,332
Entertainment (4.0%)
Universal Music Group NV (Netherlands)(S)	224,474	6,198,399

		6,198,399
Food products (1.9%)
Ottogi Corp. (South Korea)	10,634	2,991,054

		2,991,054
Health care equipment and supplies (1.8%)
Sonova Holding AG (Switzerland)	9,639	2,814,398

		2,814,398
Health care technology (3.0%)
CompuGroup Medical SE & Co. KGaA (Germany)(NON)	188,492	4,565,486

		4,565,486
Household durables (7.4%)
Berkeley Group Holdings PLC (The) (United Kingdom)	55,481	2,582,199
Persimmon PLC (United Kingdom)	190,559	2,947,378
Sony Group Corp. (Japan)	230,000	5,819,687

		11,349,264
Industrial conglomerates (6.1%)
Hikari Tsushin, Inc. (Japan)	21,200	5,471,599
SK Square Co., Ltd. (South Korea)(NON)	61,765	3,956,488

		9,428,087
Insurance (4.2%)
Admiral Group PLC (United Kingdom)	175,172	6,467,363

		6,467,363
Interactive media and services (5.0%)
Alphabet, Inc. Class C	23,883	3,731,241
Rightmove PLC (United Kingdom)	448,181	3,990,216

		7,721,457
IT Services (2.1%)
Tata Consultancy Services, Ltd. (India)	75,585	3,179,600

		3,179,600
Oil, gas, and consumable fuels (5.8%)
Canadian Natural Resources, Ltd. (Canada)	130,202	4,006,355
International Petroleum Corp. (Canada)(NON)	336,978	4,980,838

		8,987,193
Passenger airlines (5.1%)
Ryanair Holdings PLC (Ireland)	389,291	7,866,731

		7,866,731
Personal care products (1.8%)
Unilever PLC (United Kingdom)	47,523	2,835,556

		2,835,556
Pharmaceuticals (5.9%)
AstraZeneca PLC (United Kingdom)	21,199	3,112,960
Bayer AG (Germany)	95,674	2,293,491
Sanofi SA (France)	32,575	3,606,764

		9,013,215
Semiconductors and semiconductor equipment (5.9%)
ASML Holding NV (Netherlands)	4,048	2,678,858
Japan Material Co., Ltd. (Japan)	247,300	2,028,635
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	158,000	4,449,751

		9,157,244
Software (5.0%)
Constellation Software, Inc. (Canada)	2,418	7,657,636

		7,657,636
Technology hardware, storage, and peripherals (1.9%)
Samsung Electronics Co., Ltd. (Preference) (South Korea)	88,118	2,852,148

		2,852,148
Trading companies and distributors (4.5%)
ITOCHU Corp. (Japan)	148,000	6,870,593

		6,870,593

Total common stocks (cost $122,988,059)		$149,439,290

SHORT-TERM INVESTMENTS (3.5%)(a)
		Principal amount/shares	Value
Putnam Cash Collateral Pool, LLC 4.56%(AFF)	Shares	1,710,059	$1,710,059
Putnam Short Term Investment Fund Class P 4.53%(AFF)	Shares	3,021,464	3,021,464
U.S. Treasury Bills 4.304%, 4/22/25		$600,000	598,514

Total short-term investments (cost $5,330,054)			$5,330,037
TOTAL INVESTMENTS

Total investments (cost $128,318,113)			$154,769,327

	CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 3/31/25 (Unaudited)
	Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
	iTraxx Asia Ex-Japan IG Series 43 Version 1	$289,081	$26,000,000	$251,108	6/20/30	(100 bp) — Quarterly	$33,640

	Total	$289,081					$33,640
*	Payments related to the referenced debt are made upon a credit default event.
**	Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

	Key to holding's abbreviations
bp	Basis Points
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2025 through March 31, 2025 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
	Putnam VT Focused International Equity Fund (the fund) is a non-diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the 1940 Act as an open-end management investment company.
	The fund follows the accounting and reporting guidance in Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP), including, but not limited to, ASC 946.
(a)	Percentages indicated are based on net assets of $153,901,189.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 3/31/25
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$1,542,236	$7,259,577	$7,091,754	$29,436	$1,710,059
	Putnam Short Term Investment Fund Class P‡	14,678,980	4,470,633	16,128,149	133,898	3,021,464

	Total Short-term investments	$16,221,216	$11,730,210	$23,219,903	$163,334	$4,731,523
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $1,710,059 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $1,591,646.
	‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	At the close of the reporting period, the fund has deposited cash valued at $406,062 in a segregated account to cover margin requirements on open centrally cleared credit default contracts.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	The dates shown on debt obligations are the original maturity dates.
	DIVERSIFICATION BY COUNTRY
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United Kingdom	20.2%
	Canada	14.7
	Japan	13.2
	Ireland	9.1
	India	6.7
	South Korea	6.4
	Netherlands	5.8
	China	5.5
	United States	4.8
	Germany	4.5
	Taiwan	2.9
	France	2.3
	Mexico	2.1
	Switzerland	1.8

	Total	100.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Reliable prices are not readily available for equity securities in these circumstances, where the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value. To address this, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This includes using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$13,857,573	$10,188,615	$—
Consumer discretionary	—	19,782,270	—
Consumer staples	—	5,826,610	—
Energy	4,006,355	4,980,838	—
Financials	3,171,008	24,220,883	—
Health care	4,565,486	11,827,613	—
Industrials	—	24,165,411	—
Information technology	7,657,636	15,188,992	—

Total common stocks	33,258,058	116,181,232	—
Short-term investments	—	5,330,037	—

Totals by level	$33,258,058	$121,511,269	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Credit default contracts	$—	$(255,441)	$—

Totals by level	$—	$(255,441)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com